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                        SECURITIES & EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  December 20, 1994

                                MERCK & CO., Inc.
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or other jurisdiction of incorporation)

               1-3305                             22-1109110
        (Commission File Number)       (IRS Employer Identification No.)

        One Merck Drive, PO Box 100, Whitehouse Station, NJ 08889-0100
         (Address of Principal Executive Offices)           (Zip Code)


    Registrant's telephone number, including area code  (908)423-1000
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Item 5.     Other Events

         Incorporated by reference is a press release issued by the Registrant on December 20, 1994, attached as Exhibit 99, concerning the Registrant's announcement of the signing of a definitive agreement for the sale of its Kelco business to Monsanto Company.


Item 7.     Financial Statements and Exhibits

         (c)  Exhibit

         Exhibit 99 - Press release issued December 20, 1994.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MERCK & CO., Inc.



                                             By:  /s/ Nancy V. Van Allen
                                                  ----------------------
                                                    Nancy V. Van Allen
                                                    Assistant Secretary
December 28, 1994
0209S
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                                 EXHIBIT INDEX


Exhibit
Number                           Description
- -------                          -----------
99                        Press release issued December 20, 1994.